UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------

       DATE OF REPORT (Date of earliest event reported): January 23, 2007

                         ------------------------------

                           FIRST MERCHANTS CORPORATION
             (Exact name of registrant as specified in its charter)

                         -------------------------------

         INDIANA                     0-17071                     35-1544218
(State or other jurisdiction   (Commission file number)        (IRS Employer
     of incorporation)                                       Identification No.)

                             200 East Jackson Street
                                  P.O. Box 792
                              Muncie, IN 47305-2814
          (Address of principal executive offices, including zip code)

                                 (765) 747-1500
              (Registrant's telephone number, including area code)

                                  Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to  Rule 14a-12 under  the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

           On January 23 2007, First Merchants Corporation issued a press release to report its financial results for the fourth quarter ended December 31, 2006. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

           The information in this Current Report on Form 8-K, including Exhibit No. 99.1 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability of that section. The information in this Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(a)        Not applicable.

(b)        Not applicable.

(c)        Exhibits.

           Exhibit 99.1 Press Release, dated January 23, 2007, issued by First Merchants Corporation

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 First Merchants Corporation
                                        (Registrant)

                                 By:  /s/  Mark K. Hardwick
                                    --------------------------------------------
                                           Mark K. Hardwick
                                           Executive Vice President and
                                           Chief Financial Officer
                                           (Principal Financial and
                                           Principal Accounting Officer)


Dated:  January 23, 2007

                                 EXHIBIT INDEX
                                 -------------

Exhibit No.
-----------
    99.1                Description
                        -----------
                        Press Release, dated January 23, 2007, issued by First Merchants Corporation.

                          First Merchants Corporation

                                 Exhibit No. 99.1

                      Press Release, dated January 23, 2007

N / E / W / S     R / E / L / E / A / S / E

January 23, 2007

FOR IMMEDIATE RELEASE
For more information, contact:
Mark K. Hardwick, Executive Vice President/Chief Financial Officer, 765-751-1857 http://firstmerchants.com

SOURCE: First Merchants Corporation, Muncie, Indiana

FIRST MERCHANTS CORPORATION ANNOUNCES INCREASE IN 2006 EARNINGS PER SHARE

First Merchants Corporation (NASDAQ - FRME) has reported December 31, 2006 diluted earnings per share totaling $1.64, a $.01 increase over 2005 earnings per share of $1.63. Net Income for 2006 totaled $30.2 million.

Fourth quarter diluted earnings per share totaled $.42, a $.01 increase from fourth quarter earnings per share of $.41 in 2005. Net income for the quarter totaled $7.7 million.

Total assets again reached record levels totaling $3.55 billion at year-end, an increase of $318 million, or 9.8 percent from December 31, 2005. Loans and investments, the Corporation's primary earning assets, totaled $3.16 billion, an increase of $266 million or 9.2 percent over the prior year.

Net-Interest margin declined by 26 basis points in 2006, from 3.97 percent in 2005 to 3.71 percent in 2006. As a result, net-interest income declined by $1,034,000 despite strong improvements in earning assets as the Corporation's volume variance totaled a positive $6,987,000 mitigated by a negative rate variance of $8,021,000. The decline in net-interest margin represents $.26 in earnings per share for the year.

Non-interest income declined by $104,000 during 2006. Core non-interest income improved by $607,000 as earnings on cash surrender value of bank owned life insurance increased by $619,000, insurance commission increased by $481,000 and other customer fees improved by $423,000. Positive advances in non-interest income were mitigated by reduced gains from the sale of mortgage loans totaling $731,000 and one time gains in 2005 of $711,000.

Year-to-date operating expense increased by a modest 2.2 percent as management continues the process of streamlining its operating structure.

The allowance for loan losses increased during the year by $1.35 million as the Corporation's provision for loan losses declined by $2.1 million. As of December 31, 2006, non-performing loans totaled 87 basis points of average total loans and the allowance for loan losses as a percent of total loans equaled .99 percent.

Michael L. Cox, President and Chief Executive Officer, stated that, "Margin compression resulting from the inversion of the yield curve and competition masked much of the Corporations success during the year. The Corporation's balance sheet is diversified, short in average life and generally very well structured. Consequently, the management team and Board of Directors of First Merchants are pleased with the overall success of the year and believe when evaluating 2006 that it is important to acknowledge the impact of margin compression." Cox also added, that "Balance sheet growth, credit quality, expense management, talent acquisition and infrastructure improvements represent the success of many key initiatives and that management is diligently executing a plan to produce a positive 2007."

CONFERENCE CALL

First Merchants Corporation will conduct a conference call at 2:30 p.m. Eastern Daylight Time on Wednesday, January 24, 2007. To participate, dial (Toll Free) 877-407-9210 and reference First Merchants Corporation's fourth quarter earnings. A replay will be available until January 31, 2007. To access replay, US/Canada participants should dial (Toll Free) 877-660-6853 or for International participants, dial 201-612-7415. The replay will require the Account # 286 and Conference ID # 226600.

During the call we may make Forward Looking Statements about our relative business outlook. These Forward Looking Statements and all other statements made during the call that do not concern historical facts are subject to risks and uncertainties that may materially affect actual results.

Specific Forward Looking Statements include, but are not limited to, any indications regarding the Financial Services industry, the economy and future growth of the balance sheet or income statement.

Detailed financial results are reported on the attached pages:

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. Subsidiaries of the Corporation include First Merchants Bank, N.A., Madison Community Bank, N.A., United Communities National Bank, First
National Bank, Decatur Bank & Trust Company, N.A., Frances Slocum Bank, N.A., Lafayette Bank & Trust Company, N.A., Commerce National Bank and First Merchants Trust Company, N.A. The Corporation also operates First Merchants Insurance Services, a full-service property casualty, personal lines, and healthcare insurance agency and is a majority member of Indiana Title Insurance Company, LLC, a title insurance agency.

First Merchants Corporation's common stock is traded over-the-counter on the NASDAQ National Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company's Internet web page (http:/www.firstmerchants.com).

                                     * * * *

CONSOLIDATED BALANCE SHEETS

(in thousands)                                                               December 31,
                                                                         2006            2005
Assets
   Cash and due from banks                                          $    89,957     $    70,417
   Interest-bearing time deposits                                        11,284           8,748
   Investment securities                                                465,217         434,266
   Mortgage loans held for sale                                           5,413           4,910
   Loans                                                              2,692,601       2,457,427
      Less: Allowance for loan losses                                   (26,540)        (25,188)
                                                                     ----------      ----------
        Net loans                                                     2,666,061       2,432,239
   Premises and equipment                                                42,393          39,417
   Federal Reserve and Federal Home Loan Bank stock                      23,691          23,200
   Interest receivable                                                   24,345          19,690
   Core deposit intangibles and goodwill                                138,638         138,833
   Cash surrender value of life insurance                                64,213          43,579
   Other assets                                                          23,658          21,780
                                                                    -----------     -----------
           Total assets                                             $ 3,554,870     $ 3,237,079
                                                                    ===========     ===========
Liabilities
   Deposits
     Noninterest-bearing                                            $   362,058     $   314,335
     Interest-bearing                                                 2,388,480       2,068,241
                                                                    -----------     -----------
           Total deposits                                             2,750,538       2,382,576
   Borrowings                                                           440,764         508,236
   Interest payable                                                       9,326           5,874
   Other liabilities                                                     26,917          26,997
                                                                    -----------     -----------
           Total liabilities                                          3,227,545       2,923,683
Stockholders' equity
   Preferred stock, no-par value
      Authorized and unissued -- 500,000 shares
   Common stock, $.125 stated value
      Authorized -- 50,000,000 shares
      Issued and outstanding -- 18,439,843 and 18,416,714 shares          2,305           2,302
   Additional paid-in capital                                           146,460         145,682
   Retained earnings                                                    187,965         174,717
   Accumulated other comprehensive loss                                  (9,405)         (9,305)
                                                                    -----------     -----------
        Total stockholders' equity                                      327,325         313,396
                                                                    -----------     -----------
        Total liabilities and stockholders' equity                  $ 3,554,870     $ 3,237,079
                                                                    ===========     ===========

FINANCIAL HIGHLIGHTS

                                                Three Months Ended              Year Ended
(In thousands)                                     December 31,                December 31,
                                                2006          2005          2006          2005
NET CHARGE OFF'S                             $    1,680    $    1,906    $    4,906    $    5,714

AVERAGE BALANCES
  Total Assets                               $3,499,774    $3,160,619    $3,371,386    $3,179,464
  Total Loans                                 2,653,700     2,447,794     2,569,847     2,434,134
  Total Deposits                              2,755,145     2,414,251     2,568,070     2,418,752
  Total Stockholders' Equity                    326,158       317,510       319,519       315,525

FINANCIAL RATIOS
  Return on Average Assets                          .88%          .95%          .90%          .95%
  Return on Avg. Stockholders' Equity              9.39          9.49          9.45          9.58
  Avg. Earning Assets to Avg. Assets              90.87         91.47         91.15         90.93
  Allowance for Loan Losses as %
  Of Total Loans                                    .99          1.02           .99          1.02
  Net Charge Off's as % Of Avg. Loans
  (Annualized)                                      .25           .31           .19           .23
  Dividend Payout Ratio                           56.10         56.10         56.10         56.44
  Avg. Stockholders' Equity to Avg. Assets         9.32         10.05          9.48          9.92
  Tax Equivalent Yield on Earning Assets           7.07          6.62          6.92          6.26
  Cost of Supporting Liabilities                   3.53          2.59          3.21          2.29
  Net Int. Margin (FTE) on Earning Assets          3.54          4.03          3.71          3.97

CONSOLIDATED STATEMENTS OF INCOME


(in thousands, except share data)                         Three Months Ended          Year Ended
                                                             December 31,            December 31,
                                                          2006        2005         2006        2005
Interest income
   Loans receivable
     Taxable                                            $ 49,293   $ 41,930      $186,768    $ 158,436
     Tax exempt                                              240        160           828          643
   Investment securities
     Taxable                                               3,219      2,480        12,316        9,612
     Tax exempt                                            1,660      1,672         6,565        6,374
   Federal funds sold                                        332         74           373          264
   Deposits with financial institutions                      110        202           500          695
   Federal Reserve and Federal Home Loan Bank stock          318        296         1,256        1,185
                                                        --------   --------      --------     --------
        Total interest income                             55,172     46,814       208,606      177,209
                                                        --------   --------      --------     --------
Interest expense
   Deposits                                               22,690     13,414        74,314       46,121
   Federal funds purchased                                    93        163         1,842          623
   Securities sold under repurchase agreements               488        647         3,228        1,612
   Federal Home Loan Bank advances                         2,672      2,410        10,734        9,777
   Subordinated debentures, revolving credit lines
     and term loans                                        2,046      1,910         8,124        7,432
   Other borrowings                                           67        144           269          515
                                                        --------   --------      --------     --------
        Total interest expense                            28,056     18,688        98,511       66,080
                                                        --------   --------      --------     --------
Net interest income                                       27,116     28,126       110,095      111,129
   Provision for loan losses                               1,245      1,945         6,258        8,354
                                                        --------   --------      --------     --------

Net interest income
   after provision for loan losses                        25,871     26,181       103,837      102,775
                                                        --------   --------      --------     --------
Other income
   Fiduciary activities                                    1,862      1,762         7,625        7,481
   Service charges on deposit accounts                     3,010      2,691        11,262       11,298
   Other customer fees                                     1,387      1,432         5,517        5,094
   Net realized gains on
     sales of available-for-sale securities                   (4)       (24)           (4)          (2)
   Commission income                                         881        690         4,302        3,821
   Earnings on cash surrender value
     of life insurance                                       712        386         2,286        1,667
   Net gains and fees on sales of loans                      613        676         2,171        2,902
   Other income                                              309        516         1,454        2,456
                                                        --------   --------      --------     --------
        Total other income                                 8,770      8,129        34,613       34,717
                                                        --------   --------      --------     --------

Other expenses
   Salaries and employee benefits                         14,157     12,596        56,125       54,059
   Net occupancy expenses                                  1,498      1,428         5,886        5,796
   Equipment expenses                                      1,956      1,952         7,947        7,562
   Marketing expense                                         508        625         1,932        2,012
   Outside data processing fees                              804        989         3,449        4,010
   Printing and office supplies                              401        400         1,496        1,369
   Core deposit amortization                                 781        767         3,066        3,102
   Other expenses                                          4,315      4,469        16,156       16,047
                                                        --------   --------      --------     --------
        Total other expenses                              24,420     23,226        96,057       93,957
                                                        --------   --------      --------     --------

Income before income tax                                  10,221     11,084        42,393       43,535
   Income tax expense                                      2,562      3,553        12,195       13,296
                                                        --------   --------      --------     --------
Net income                                              $  7,659   $  7,531      $ 30,198     $ 30,239
                                                        ========   ========      ========     ========

Per Share Data

   Basic Net Income                                          .42        .41          1.64         1.64
   Diluted Net Income                                        .42        .41          1.64         1.63
   Cash Dividends Paid                                       .23        .23           .92          .92
   Average Diluted Shares
     Outstanding (in thousands)                           18,498     18,558        18,467       18,596

CONSOLIDATED BALANCE SHEETS


(in thousands)                                     December 31, September 30,   June 30,    March 31,  December 31,
                                                       2006         2006         2006         2006         2005
Assets
   Cash and due from banks                         $    89,957  $    65,641  $    71,275  $    59,176  $    70,417
   Interest-bearing time deposits                       11,284        8,717        8,529        9,104        8,748
   Investment securities                               465,217      468,074      466,882      441,651      434,266
   Mortgage loans held for sale                          5,413        3,395        5,338        5,170        4,910
   Loans                                             2,692,601    2,641,644    2,591,440    2,491,488    2,457,427
     Less: Allowance for loan losses                   (26,540)     (26,975)     (25,884)     (25,623)     (25,188)
                                                   -----------  -----------  -----------  -----------  -----------
        Net loans                                    2,666,061    2,614,669    2,565,556    2,465,865    2,432,239
   Premises and equipment                               42,393       40,511       41,122       39,029       39,417
   Federal Reserve and Federal Home Loan Bank stock     23,691       23,620       23,889       23,421       23,200
   Interest receivable                                  24,345       23,946       19,539       19,035       19,690
   Core deposit intangibles and goodwill               138,638      136,666      137,429      138,174      138,833
   Cash surrender value of life insurance               64,213       63,539       44,358       43,964       43,579
   Other assets                                         23,658       23,261       24,346       25,346       21,780
                                                   -----------  -----------  -----------  -----------  -----------
        Total assets                               $ 3,554,870  $ 3,472,039  $ 3,408,263  $ 3,269,935  $ 3,237,079
                                                   ===========  ===========  ===========  ===========  ===========
Liabilities
   Deposits
     Noninterest-bearing                           $   362,058  $   324,601  $   340,046  $   325,548  $   314,335
     Interest-bearing                                2,388,480    2,369,690    2,195,354    2,120,524    2,068,241
                                                   -----------  -----------  -----------  -----------  -----------
        Total deposits                               2,750,538    2,694,291    2,535,400    2,446,072    2,382,576
   Borrowings                                          440,764      419,146      527,347      469,002      508,236
   Interest payable                                      9,326       10,236        6,927        6,412        5,874
   Other liabilities                                    26,917       26,075       25,585       31,711       26,997
                                                   -----------  -----------  -----------  -----------  -----------
        Total liabilities                            3,227,545    3,149,748    3,095,259    2,953,197    2,923,683
Stockholders' equity
   Preferred stock, no-par value
      Authorized and unissued -- 500,000 shares
   Common stock, $.125 stated value
      Authorized -- 50,000,000 shares
      Issued and outstanding                             2,305        2,292        2,282        2,305        2,302
   Additional paid-in capital                          146,460      143,688      142,037      146,374      145,682
   Retained earnings                                   187,965      184,555      181,042      177,975      174,717
   Accumulated other comprehensive loss                 (9,405)      (8,244)     (12,357)      (9,916)      (9,305)
                                                   -----------  -----------  -----------  -----------  -----------
        Total stockholders' equity                     327,325      322,291      313,004      316,738      313,396
                                                   -----------  -----------  -----------  -----------  -----------
        Total liabilities and stockholders' equity $ 3,554,870  $ 3,472,039  $ 3,408,263  $ 3,269,935  $ 3,237,079
                                                   ===========  ===========  ===========  ===========  ===========

NON-PERFORMING ASSETS

(in thousands)                           December 31,  September 30,    June 30,     March 31,    December 31,
                                            2006           2006           2006         2006          2005
   90 days past due                      $    2,870     $    4,253    $    8,818    $    5,188    $    3,965
   Non-accrual loans                         17,926         16,524        12,611        11,424        10,030
   Other real estate                          2,160          2,194         2,497         3,209         2,835
                                         ----------     ----------    ----------    ----------    ----------
        Total non-performing assets      $   22,956     $   22,971    $   23,926    $   19,821    $   16,830
                                         ==========     ==========    ==========    ==========    ==========

   Average total loans for the quarter   $2,653,700     $2,613,805    $2,534,675    $2,474,759    $2,447,794

   Total non-performing assets as a
     percent of average total loans             .87%           .87%          .94%          .80%          .69%

   Restructured loans                    $       84     $       93    $      111    $      114    $      310

CONSOLIDATED STATEMENTS OF INCOME

                                                                               Three Months Ended
(in thousands, except share data)                     December 31, September 30,    June 30,      March 31,  December 31,
                                                          2006         2006           2006         2006          2005
Interest Income
   Loans receivable
     Taxable                                            $ 49,293     $ 48,738      $ 45,658      $ 43,079      $ 41,930
     Tax exempt                                              240          189          231           168           160
   Investment securities
     Taxable                                               3,219        3,289         3,082         2,726         2,480
     Tax exempt                                            1,660        1,645         1,613         1,647         1,672
   Federal funds sold                                        332           13            11            17            74
   Deposits with financial institutions                      110          144           132           114           202
   Federal Reserve and Federal Home Loan Bank stock          318          307           320           311           296
                                                        --------     --------      --------      --------      --------
       Total interest income                              55,172       54,325        51,047        48,062        46,814
                                                        --------     --------      --------      --------      --------
Interest expense
   Deposits                                               22,690       20,291        16,914        14,419        13,414
   Federal funds purchased                                    93          635           625           489           163
   Securities sold under repurchase agreements               488          852         1,053           835           647
   Federal Home Loan Bank advances                         2,672        2,796         2,610         2,656         2,410
   Subordinated debentures, revolving credit
     lines and term loans                                  2,046        2,067         2,020         1,991         1,910
   Other borrowings                                           67           60            59            83           144
                                                        --------     --------      --------      --------      --------
        Total interest expense                            28,056       26,701        23,281        20,473        18,688
                                                        --------     --------      --------      --------      --------
Net interest income                                       27,116       27,624        27,766        27,589        28,126
   Provision for loan losses                               1,245        1,558         1,729         1,726         1,945
                                                        --------     --------      --------      --------      --------

Net interest income
   after provision for loan losses                        25,871       26,066        26,037        25,863        26,181
                                                        --------     --------      --------      --------      --------
Other income
   Fiduciary activities                                    1,862        1,863         1,949         1,951         1,762
   Service charges on deposit accounts                     3,010        3,055         2,771         2,426         2,691
   Other customer fees                                     1,387        1,386         1,389         1,355         1,432
   Net realized gains (losses) on sales of
     available-for-sale securities                            (4)                        (9)            9           (24)
   Commission income                                         881          971           946         1,504           690
   Earnings on cash surrender value
     of life insurance                                       712          719           432           423           386
   Net gains and fees on sales of loans                      613          493           511           554           676
   Other income                                              309          348           422           375           516
                                                        --------     --------      --------      --------      --------
        Total other income                                 8,770        8,835         8,411         8,597         8,129
                                                        --------     --------      --------      --------      --------

Other expenses
   Salaries and employee benefits                         14,157       14,033        13,543        14,392        12,596
   Net occupancy expenses                                  1,498        1,477         1,477         1,434         1,428
   Equipment expenses                                      1,956        2,035         2,007         1,949         1,952
   Marketing expense                                         508          586           438           400           625
   Outside data processing fees                              804          841           921           883           989
   Printing and office supplies                              401          367           424           304           400
   Core deposit amortization                                 781          762           761           762           767
   Other expenses                                          4,315        3,854         4,323         3,664         4,469
                                                        --------     --------      --------      --------      --------
        Total other expenses                              24,420       23,955        23,894        23,788        23,226
                                                        --------     --------      --------      --------      --------

Income before income tax                                  10,221       10,946        10,554        10,672        11,084
   Income tax expense                                      2,562        3,207         3,263         3,163         3,553
                                                        --------     --------      --------      --------      --------
Net income                                              $  7,659     $  7,739      $  7,291      $  7,509      $  7,531
                                                        ========     ========      ========      ========      ========

Per Share Data

   Basic Net Income                                     $    .42     $    .42      $    .39      $    .41      $    .41
   Diluted Net Income                                        .42          .42           .39           .41           .41
   Cash Dividends Paid                                       .23          .23           .23           .23           .23
   Average Diluted Shares
     Outstanding (in thousands)                           18,498       18,381        18,463        18,526        18,558

FINANCIAL RATIOS
  Return on Average Assets                                   .88%         .90%          .88%          .93%          .95%
  Return on Avg. Stockholders' Equity                       9.39         9.72          9.20          9.49          9.49
  Avg. Earning Assets to Avg. Assets                       90.87        91.26         91.21         91.27         91.47
  Allowance for Loan Losses as %
  Of Total Loans                                             .99         1.02          1.00          1.03          1.02
  Net Charge Off's as % Of Avg. Loans
  (Annualized)                                               .25          .07           .23           .21           .31
  Dividend Payout Ratio                                    56.10        54.76         58.97         56.10         56.10
  Avg. Stockholders' Equity to Avg. Assets                  9.32         9.30          9.54          9.78         10.05
  Tax Equivalent Yield on Earning Assets                    7.07         7.08          6.87          6.64          6.62
  Cost of Supporting Liabilities                            3.53         3.42          3.07          2.77          2.59
  Net Int. Margin (FTE) on Earning Assets                   3.54         3.66          3.80          3.87          4.03

LOANS


(in thousands)                                      December 31,  September 30,   June 30,     March 31,   December 31,
                                                        2006         2006          2006         2006           2005
Commercial and industrial loans                     $  537,305    $  497,280   $  501,238    $  486,411    $  461,102
Agricultural production financing and
   other loans to farmers                              100,098       104,147       95,352        87,433        95,130
Real estate loans:
   Construction                                        169,491       175,753      178,254       175,784       174,783
   Commercial and farmland                             861,429       835,403      813,171       743,905       734,865
   Residential                                         749,921       757,116      744,552       746,410       751,217
Individuals' loans for household and other
   personal expenditures                               223,504       215,237      208,768       202,478       200,139
Tax exempt loans                                        14,423        16,550       13,656        13,656         8,263
Lease financing receivables, net of unearned income      8,010         8,543        8,589         8,193         8,713
Other loans                                             28,420        31,615       27,860        27,218        23,215
                                                   ------------   ----------   ----------   -----------    -----------
                                                     2,692,601     2,641,644    2,591,440     2,491,488     2,457,427
Allowance for loan losses                              (26,540)      (26,975)     (25,884)      (25,623)      (25,188)
                                                   ------------   ----------   ----------   -----------    -----------
        Total loans                                 $2,666,061    $2,614,669   $2,565,556    $2,465,865    $2,432,239
                                                   ============   ==========   ==========   ===========    ===========

DEPOSITS


(in thousands)                                      December 31,  September 30,   June 30,     March 31,   December 31,
                                                        2006          2006          2006         2006          2005

Demand deposits                                     $  883,294    $  743,154    $  758,132   $  671,027    $  690,923
Savings deposits                                       507,431       512,112       510,878      526,554       566,212
Certificates and other time deposits of
   $100,000 or more                                    408,910       394,724       313,751      320,213       264,665
Other certificates and time deposits                   950,903     1,044,301       952,639      928,278       860,776
                                                    -----------   -----------   -----------  -----------   -----------
                                                    $2,750,538    $2,694,291    $2,535,400   $2,446,072    $2,382,576
                                                    ===========   ===========   ===========  ===========   ===========